Exhibit 10.5

IONICS, INCORPORATED

2003 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

    1.        Purpose. This Non-Qualified Stock Option Plan, to be known as the 2003 Non-Employee Directors Stock Option Plan (hereinafter, the “Plan”) is intended to promote the interests of IONICS, INCORPORATED (hereinafter, the “Company”) by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company or of any entity whose controlling stock or other ownership interest is owned directly or indirectly by the Company (each such entity, a “Subsidiary”)to serve as members of the Board of Directors of the Company (the “Board”).

    2.        Available Shares. The total number of shares of Common Stock, par value $1.00 per share, of the Company (the “Common Stock”) for which options may be granted under the Plan (hereinafter called “Options” and each singly an “Option”) shall not exceed 200,000 shares, subject to adjustment in accordance with Section 10 of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. If any Options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall again be available for the grant of Options under the Plan.

    3.        Administration. The Plan shall be administered by the Board or, to the extent permitted by applicable law, by a committee appointed by the Board (the Committee”). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt, amend and repeal such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

    4.        Eligibility: Automatic Grant of Options. Only persons who hold office as members of the Board and who are not otherwise employees of the Company or of any Subsidiary (each a “Non-Employee Director”) may be granted an Option under this Plan. The term “Optionee” as used in this Plan means a Non-Employee Director to whom an Option has been granted under the Plan. Subject to the availability of shares of Common Stock under the Plan, each Non-Employee Director who is either elected to the Board at the 2003 annual meeting of stockholders of the Company (the “2003 Annual Meeting”)or who continues as a member of the Board following the 2003 Annual Meeting, shall automatically be granted, without further action by the Committee, an initial Option to acquire 4,000 shares of Common Stock under the Plan immediately following the 2003 Annual Meeting, and an additional Option to acquire 2,000 shares of Common Stock immediately upon completion of each next successive year in office. Subject to availability of shares of Common Stock under the Plan, each Non-Employee Director who is initially elected as a member of the Board after the 2003 Annual Meeting, shall be automatically granted, without further action by the Committee, an Option to acquire 2,000 shares of Common Stock under the Plan immediately after the annual meeting of the stockholders of the Company at which he or she is first elected a member of the Board, and an additional Option to acquire 2,000 shares of Common Stock immediately upon completion of each next successive year in office. A Non-Employee Director who assumes office at a time other than at the time of the Company’s annual meeting of stockholders shall be treated for purposes of the preceding sentence as having been first elected as a member of the Board at the Company’s annual meeting of stockholders next following his or her assumption of office. For purposes of the Plan, a Non-Employee Director shall be considered to have completed a “year in office” on the date of each annual meeting of stockholders of the Company while he or she continues in office; provided, however, that if the interval between any two such annual meetings is greater than 395 days, a Non-Employee Director shall be considered to have completed a “year in office” for purposes of the Plan on the 395th day after the preceding year’s annual meeting of stockholders of the Company, rather than on the date of the second of the two such annual meetings.

        The Options to be granted under this Section 4 shall be the only Options to be granted at any time to a Non-Employee Director under the Plan. The number of shares of Common Stock covered by Options granted under this Section 4 shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting within twelve (12) months of the date it is approved by the Board, then the Plan and the Options granted pursuant to this Section 4 shall terminate and become void, and no further Options shall be granted under the Plan.

    5.        Option Price. The purchase price of the Common Stock covered by an Option granted pursuant to the Plan shall be 100%of the fair market value of such shares on the day the Option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 of the Plan. For purposes of the Plan, if, at the time an option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall mean the last price for the Common Stock on the New York Stock Exchange (or any other national securities exchange on which such shares are then traded) on the trading day next preceding the date of grant of an Option. If the Common Stock is not publicly traded at the time an option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate.

6.

Period of Option. Unless sooner terminated in accordance with the provisions of Section 8 of the Plan, an Option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the Option.

7. Vesting of Shares and Non-Transferability of Options.

(a) All Options granted under the Plan shall not be exercisable for a period of six (6) months after their date of grant, but shall be immediately exercisable in full thereafter.

    (b)        Except as otherwise provided in this Section, no Option granted under the Plan shall be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of an Optionee only by such person. The Committee may, in its discretion, authorize all or a portion of the Options granted or to be granted to an Optionee to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of the Optionee or such Immediate Family Members, or (iii) a partnership, limited liability company, corporation or other entity in which the Optionee or such Immediate Family Members are the only partners, members or stockholders, provided that (y) the Option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfer of transferred Options shall be prohibited other than by will or the laws of descent and distribution. Any transfer of any Option in accordance with this Section shall be made in compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”).

        Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 4 hereof, the term “Optionee” shall be deemed to refer to the transferee. The provisions regarding duration of Options in Sections 6 and 8 and the exercisability of Options in Section 7 hereof shall continue to apply with respect to the original Optionee as to all Options granted to such Optionee, whether or not transferred pursuant to this Section.

    8.        Termination of Option Rights.

    (a)        Except as otherwise specified in the Option agreement, in the event an Optionee ceases to be a member of the Board for any reason, including death or permanent disability, any then unexercised portion of Options granted to such Optionee shall, to the extent not then exercisable, immediately terminate and become void; any portion of an Option which is then exercisable but has not been exercised at the time the Optionee so ceases to be a member of the Board may be exercised, to the extent it is then exercisable, by the Optionee (or by the Optionee’s personal representative, heir or legatee, in the event of death or disability) at any time prior to the earlier of the scheduled expiration date of the Option or twenty-four (24) months from the date the Optionee ceases to be a member of the Board.

    (b)        No portion of an Option may be exercised after the removal date or resignation date if the Optionee is removed or resigns from the Board for any one of the following reasons:(i) disloyalty, gross negligence, dishonesty or breach of Fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board).

    9.        Exercise of Option. Subject to the terms and conditions of the Plan and the Option agreements, an Option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail, facsimile or hand delivery addressed to the Company, at its principal executive offices, attention General Counsel, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check payable to the order of the Company, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the Option (such shares not having been acquired within the prior six months by the Optionee pursuant to an Option exercise) valued at fair market value determined in accordance with the provisions of Section 5, or (c) consistent with applicable law, except as otherwise explicitly provided in the applicable Option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the Option if fewer than one hundred (100) shares. The Company’s transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the Option, shall register the Optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the Optionee as soon as practicable after payment of the Option price in full. The holder of an Option shall not have any rights of a stockholder with respect to the shares covered by the Option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the Option.

    10.        Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an Optionee’s rights with respect to Options granted to him or her hereunder shall be adjusted as hereinafter provided:

    (a)        Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    (b)        Recapitalization Adjustments. Immediately upon the consummation of an Acquisition (as defined herein), all outstanding Options under the Plan shall immediately become fully exercisable and shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall automatically be substituted for the shares of Common Stock subject to the Options, the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, adjustments in the number and kind of shares authorized by the Plan and in the number and kind of shares covered by, and in the Option price of outstanding Options under the Plan necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Option, shall be made. For purposes of this Section 10, an “Acquisition” shall mean: (x)any merger, consolidation or purchase of outstanding capital stock of the Company, or other form of business combination in which the Company is the target of such combination or after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50%of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); or (y)any sale of all or substantially all of the capital stock or assets of the Company in a business combination (other than in a spin-off or similar transaction);or (z) any other acquisition of the business of the Company, as determined by the Committee.

    (c)        Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    (d)        Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Sections 2 and 4 of the Plan that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Committee shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

    11.        Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an Option until one of the following conditions shall be satisfied:

    (a)        The issuance of shares with respect to which the Option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

    (b)        Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company’s outstanding Common Stock is then listed.

    12.        Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an Option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act or any state securities laws.

    13.        Representation of Optionee. If requested by the Company, the Optionee shall deliver to the Company written representations and warranties upon exercise of the Option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the Option is made for investment and not with a view to their distribution (as that term is used in the Securities Act).

    14.        Option Agreement. Each Option granted under the provisions of the Plan shall be evidenced by an Option Agreement, which shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such Option is granted. The Option Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Officer executing it.

    15.        Termination and Amendment of Plan. Options may no longer be granted under the Plan after ten (10) years from the date the Plan is approved by the Board, and the Plan shall terminate when all Options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which Options may be granted under the Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in the Plan, (c) materially increase benefits accruing to Option holders under the Plan, or (d) re-price outstanding Options under the Plan. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an Option previously granted to him or her.

    16.        Withholding of Income Taxes. Upon the exercise of an Option, the Company may require the Optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the Optionee’s gross income if required as a matter of law.

    17.        Compliance with Regulations. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 of the Securities and Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof (“Rule 16b-3”). If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void or amended by the Board to ensure proper compliance.

    18.        Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Adopted by the Board of Directors on
February 25, 2003

Approved by the stockholders on
May 7, 2003